--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 26, 1996
                                ----------------


            AMRESCO Residential Securities Corporation on behalf of:

      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-1
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               New York                    33-99346             33-0697613
    (State or Other Jurisdiction of    (Commission File       (I.R.S. Employer
            Incorporation)                  Number)         Identification No.)


       c/o Bankers Trust Company
          of California, N.A.
       3 Park Plaza, 16th Floor
          Irvine, California                                       92714
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (909) 605-7600
                                                   --------------

                                    No Change
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 5. OTHER EVENTS.
        Information relating to the distributions to Certificateholders for the period from August 28, 1996 to September 25, 1996 (the "Monthly Period") of the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-1 (the "Registrant" or "Trust") in respect of the Mortgage Loan Asset Backed Certificates, Series 1996-1, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of mortgage loans, and the subordinated amount remaining), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of January 1, 1996, among AMRESCO Residential Securities Corporation in its capacity as Depositor, AMRESCO Residential Mortgage Corporation in its capacity as the Seller, Long Beach Mortgage Company and Option One Mortgage Corporation as the Servicers, and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the trustee.


Item 7. EXHIBIT.

        Monthly Report for the Monthly Period relating to the Certificates issued by the Trust.


                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              By:   AMRESCO Residential Securities Corporation

                               By: /s/Ronald B. Kirkland
                                  Name:  Ronald B. Kirkland
                                  Title: Vice President and
                                         Chief Accounting Officer



Dated:  October 4, 1996

                      AMRESCO RESIDENTIAL SECURITIES CORPORATION
                                 MORTGAGE LOAN TRUST
                                    SERIES 1996-1

                           STATEMENT TO CERTIFICATEHOLDERS


----------------------------------------------------------------------------------------------------------------------------------
                                                          DISTRIBUTIONS IN DOLLARS

                                   PRIOR                                                                                  CURRENT
                ORIGINAL       PRINCIPAL                                                  REALIZED      DEFERRED        PRINCIPAL
  CLASS       FACE VALUE         BALANCE      INTEREST      PRINCIPAL          TOTAL        LOSSES      INTEREST          BALANCE
----------------------------------------------------------------------------------------------------------------------------------
  A-1      62,239,000.00   42,244,787.39    215,624.44   2,772,200.68   2,987,825.12          0.00          0.00    39,472,586.71
  A-2      48,683,000.00   48,683,000.00    246,457.69           0.00     246,457.69          0.00          0.00    48,683,000.00
  A-3      20,123,000.00   20,123,000.00    107,741.90           0.00     107,741.90          0.00          0.00    20,123,000.00
  A-4      24,091,000.00   24,091,000.00    136,013.77           0.00     136,013.77          0.00          0.00    24,091,000.00
  A-5      19,216,000.00   19,216,000.00    112,894.00           0.00     112,894.00          0.00          0.00    19,216,000.00
  A-6     100,592,000.00   82,088,633.44    395,821.13   3,203,870.09   3,599,691.22          0.00          0.00    78,884,763.35
  B-IO              0.00            0.00    571,894.14           0.00     571,894.14          0.00          0.00             0.00
  R                 0.00            0.00          0.00           0.00           0.00          0.00          0.00             0.00

----------------------------------------------------------------------------------------------------------------------------------
TOTALS    274,944,000.00  236,446,420.83  1,786,447.07   5,976,070.77   7,762,517.84          0.00          0.00   230,470,350.06
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                             FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                    PASS-THROUGH
                                                                                                                  RATES
                                  PRIOR                                                    CURRENT
                              PRINCIPAL                                                  PRINCIPAL
  CLASS       CUSIP             BALANCE       INTEREST      PRINCIPAL          TOTAL       BALANCE       CURRENT             NEXT
----------------------------------------------------------------------------------------------------------------------------------
  A-1       03215PAA7        678.751063       3.464459      44.541215      48.005674    634.209848     6.125000%        6.125000%
  A-2       03215PAB5      1,000.000000       5.062500       0.000000       5.062500  1,000.000000     6.075000%        6.075000%
  A-3       03215PAC3      1,000.000000       5.354167       0.000000       5.354167  1,000.000000     6.425000%        6.425000%
  A-4       03215PAD1      1,000.000000       5.645833       0.000000       5.645833  1,000.000000     6.775000%        6.775000%
  A-5       03215PAE9      1,000.000000       5.875000       0.000000       5.875000  1,000.000000     7.050000%        7.050000%
  A-6       03215PAF6        816.055287       3.934917      31.850148      35.785065    784.205139     5.786250%        5.880000%
  B-IO                         0.000000       2.080039       0.000000       2.080039      0.000000     0.000000%        0.000000%
  R                            0.000000       0.000000       0.000000       0.000000      0.000000     0.000000%        0.000000%



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DEPOSITOR:                 AMRESCO Residential Securities Corporation               ADMINISTRATOR:            Timothy Lewis
SERVICERS:                  Long Beach Mortgage/Option One Mortgage                                       Bankers Trust Company
LEAD UNDERWRITER:             Prudential Securities Incorporated                                               3 Park Plaza
RECORD DATE:                           August 28, 1996                                                       Irvine, CA 92714
DISTRIBUTION DATE.-                  September 25, 1996                        FACTOR INFORMATION:            (800) 735-7777
----------------------------------------------------------------------------------------------------------------------------------

                                        -C- COPYRIGHT 1996 Bankers Trust Company

                      AMRESCO RESIDENTIAL SECURITIES CORPORATION
                                 MORTGAGE LOAN TRUST
                                    SERIES 1996-1

                           STATEMENT TO CERTIFICATEHOLDERS


----------------------------------------------------------------------------------------------------------------------------------
Distribution Date:           September 25, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                               GROUP 1        GROUP 2        TOTALS
                                                                               -------        -------        ------
SERVICER ADVANCES:
         INTEREST                                                              778,779.95     258,277.82   1,037,057.77
         PRINCIPAL                                                              44,970.76      13,302.37      58,273.13

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:                                   65,865.92      35,118.02     100,983.94
PLUS ADDITIONAL SERVICING COMPENSATION:                                              0.00           0.00           0.00
                                                                                     ----           ----           ----
TOTAL SERVICING FEES DUE MASTER SERVICER:                                       65,865.92      35,118.02     100,983.94

 LESS: AMOUNTS TO COVER INTEREST SHORTFALLS:                                     4,336.93       3,754.57       8,091.50
 LESS: DELINQUENT SERVICE FEES:                                                 37,208.82      12,379.84      49,588.66
                                                                                ---------       --------       --------

COLLECTED SERVICING FEES FOR CURRENT PERIOD:                                    24,320.17      18,983.61      43,303.78
                                                                                 0.088455       0.069045       0.157500


----------------------------------------------------------------------------------------------------------------------------------
DELINQUENT AND                                                                                  LOANS          LOANS
FORECLOSURE LOAN                  30 TO 59        60 TO 89        90 PLUS                        IN             IN
INFORMATION*                        DAYS            DAYS            DAYS                     BANKRUPTCY     FORECLOSURE
----------------------------------------------------------------------------------------------------------------------------------
 GROUP 1 (Fixed Rate)
 --------------------
PRINCIPAL BALANCE               6,574,853.60    3,153,961.84    4,964,451.35                1,285,372.91   3,622,890.47
NUMBER OF LOANS                           81              41              57                          17             41
                                       4.23%           2.03%           3.19%                       0.83%          2.33%
----------------------------------------------------------------------------------------------------------------------------------
 GROUP 2 (Adjustable Rate)
 -------------------------
PRINCIPAL BALANCE               4,528,605.87      556,030.44    3,235,864.00                        0.00   4,053,979.00
NUMBER OF LOANS                           45               6              28                           0             34
                                       5.58%           0.69%           3.99%                       0.00%          5.00%
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL
 -----
PRINCIPAL BALANCE              11,103,459.47    3,709,992.28    8,200,315.35                1,285,372.91   7,676,869.47
NUMBER OF LOANS                          126              47              85                          17             75
                                       4.69%           1.57%           3.47%                       0.54%          3.24%
----------------------------------------------------------------------------------------------------------------------------------


*Delinquencies are inclusive of Foreclosures and Bankruptcies


REALIZED LOSS INFORMATION:

         --------------------------------------------------------------------
                                                 GROUP 1    GROUP 2   TOTAL
                                               ------------------------------
         PRIOR REALIZED LOSSES:                  3,097.61     0.00   3,097.61
          PLUS: CURRENT REALIZED LOSSES              0.00     0.00       0.00
                                               ------------------------------
         CUMULATIVE REALIZED LOSSES:             3,097.61     0.00   3,097.61
                                               ------------------------------
                                               ------------------------------
         --------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        -C- COPYRIGHT 1996 Bankers Trust Company

                      AMRESCO RESIDENTIAL SECURITIES CORPORATION
                                 MORTGAGE LOAN TRUST
                                    SERIES 1996-1

                           STATEMENT TO CERTIFICATEHOLDERS


----------------------------------------------------------------------------------------------------------------------------------
Distribution Date:           September 25, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                               GROUP 1             GROUP 2           TOTALS
                                                                               -------             -------           ------
BEGINNING NUMBER OF LOANS:                                                           1806                 875                2681
ENDING NUMBER OF LOANS:                                                              1773                 844                2617

BEGINNING PRINCIPAL BALANCE OF POOL:                                       158,078,208.82       84,283,245.70      242,361,454.52
ENDING PRINCIPAL BALANCE OF POOL:                                          155,508,506.65       81,148,099.99      236,656,606.64
  GROUP FACTOR:                                                                89.192271%          80.669937%          86.074245%

LARGEST LOAN BALANCE                                                           478,577.35          397,107.05          875,684.40

WEIGHTED AVERAGE TERM TO MATURITY:                                                 338.56              345.64                6851

CURRENT WEIGHTED AVERAGE MORTGAGE RATE:                                        10.867318%          10.776382%          10.835694%
NEXT WEIGHTED AVERAGE MORTGAGE RATE:                                           10.860320%          11.001777%          10.908825%

PRINCIPAL PREPAYMENTS:
  NUMBER OF LOANS (IF PAID IN FULL):                                                   33                  31                  64
  PRINCIPAL BALANCE:                                                         2,371,356.71        3,096,877.36        5,468,234.07
  AMOUNT PER $1000 CERTIFICATE:                                                 38.100816           63.613117           19.888538

PREPAYMENT INTEREST SHORTFALL AMOUNT INCLUDED IN DISTRIBUTION:                   4,336.93            3,754.57            8,091.50
NONCOVERED PREPAYMENT INTEREST SHORTFALL FOR THIS DISTRIBUTION:                      0.00                0.00                0.00

REO PROPERTY INFORMATION:
  BOOK VALUE OF REAL ESTATE ACQUIRED THROUGH FORECLOSURE:                            0.00                0.00                0.00
  AGGREGATE PRINCIPAL BALANCE OF REO LOANS:                                          0.00                0.00                0.00
  NUMBER OF REO LOANS:                                                                  0                   0                   0

AVAILABLE FUNDS:                                                             3,935,408.01        3,856,918.10        7,792,326.11

INSURED PAYMENT:                                                                     0.00                0.00                0.00

CLASS A PRINCIPAL DISTRIBUTION BREAKDOWN:
  SCHEDULED PRINCIPAL:                                                          81,413.39           38,268.35          119,681.74
  PRINCIPAL PREPAYMENTS:                                                     2,348,075.01        3,002,584.32        5,350,659.33
  CURTAILMENTS:                                                                 23,281.70           94,293.04          117,574.74
  REPURCHASES:                                                                 116,932.07                0.00          116,932.07
  SUBORDINATION INCREASE AMOUNT:                                               202,498.51           68,724.38          271,222.89
  PRE-FUNDED AMOUNTS DISTRIBUTED AS PREPAYMENTS:                                     0.00                0.00                0.00
                                                                           -------------------------------------------------------
                                                                             2,772,200.68        3,203,870.09        5,976,070.77

REMAINING PRE-FUNDING AMOUNT AVAILABLE (GROUP 1 ONLY):                               0.00                0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------



                                        -C- COPYRIGHT 1996 Bankers Trust Company

                      AMRESCO RESIDENTIAL SECURITIES CORPORATION
                                 MORTGAGE LOAN TRUST
                                    SERIES 1996-1

                         TRUSTEE DISTRIBUTION DATE STATEMENT


----------------------------------------------------------------------------------------------------------------------------------
Distribution Date:           September 25, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                               GROUP 1             GROUP 2             TOTALS
                                                                               -------             -------             ------
SUBORDINATION AMOUNTS:
  SUBORDINATED AMOUNT after all payments and transfers:                      3,922,919.94        2,263,336.64        6,186,256.58
  REQUIRED SUBORDINATION AMOUNT:                                             3,922,919.94        2,263,336.64        6,186,256.58
  EXCESS SUBORDINATION AMOUNT:                                                       0.00                0.00                0.00
  SUBORDINATION DEFICIT:                                                             0.00                0.00                0.00

UNREIMBURSED MONTHLY ADVANCES:                                                       0.00                0.00                0.00


CUMULATIVE LOSS PERCENTAGE                                                      0.001777%           0.000000%           0.000000%
90+ DELINQUENCY PERCENTAGE                                                      2.691892%           3.189014%           5.880906%

INSURER PREMIUM AMOUNT:                                                         19,294.72           10,261.08           29,555.80
TRUSTEE FEE AMOUNT:                                                                164.66               87.80              252.46



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


                                        -C- COPYRIGHT 1996 Bankers Trust Company